March 30, 2007

GRANUM VALUE FUND
a series of Granum Series Trust

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2007

The second sentence of the fourth paragraph on page 10 of the Prospectus, which provides an example of how the investment advisory fee is computed, is revised to read as follows:

Investment Adviser Fees

Conversely, if the performance of the Fund is 10% and the performance of the S&P 500® Index is 12% for the Performance Measurement Period, the Monthly Performance Adjustment will be -0.30% (i.e., 0.15% of the -2 percentage point difference between the Fund's performance and that of the S&P 500® Index), divided by 12 and multiplied by average net assets during the Performance Measurement Period.

Please retain this Supplement for future reference.

The date of this Supplement is March 30, 2007.